UNITED STATES

SECURITIES AND EXCHANGE COMMISSION

WASHINGTON, DC 20549

FORM 8-K

CURRENT REPORT

Pursuant to Section 13 or 15(d) of the

Securities Exchange Act of 1934

Date of report (Date of earliest event reported): July 29, 2020

WideOpenWest, Inc.

(Exact Name of Registrant As Specified In Its Charter)

Delaware	001-38101	46-0552948
(State or Other Jurisdiction	(Commission	(IRS Employer
of Incorporation)	File Number)	Identification No.)

7887 East Belleview Avenue, Suite 1000

Englewood, CO 80111

 (Address of Principal Executive Offices, including Zip Code)

(720) 479-3500

 (Registrant’s telephone number, including area code)

Not applicable

(Former Name or Former Address, if Changed Since Last Report)

Check the appropriate box below if the Form 8-K filing is intended to simultaneously satisfy the filing obligation of the registrant under any of the following provisions:

☐	Written communications pursuant to Rule 425 under the Securities Act (17 CFR 230.425)

☐	Soliciting material pursuant to Rule 14a-12 under the Exchange Act (17 CFR 240.14a-12)

☐	Pre-commencement communications pursuant to Rule 14d-2(b) under the Exchange Act (17 CFR 240.14d-2(b))

☐	Pre-commencement communications pursuant to Rule 13e-4(c) under the Exchange Act (17 CFR 240.13e-4(c))

Securities registered pursuant to Section 12(b) of the Act:

Title of each class	Trading Symbol(s)	Name of each exchange on which registered
Common Stock	WOW	New York Stock Exchange

Indicate by check mark whether the registrant is an emerging growth company as defined in Rule 405 of the Securities Act of 1933 (§230.405 of this chapter) or Rule 12b-2 of the Securities Exchange Act of 1934 (§240.12b-2 of this chapter).

Emerging growth company ☐

If an emerging growth company, indicate by check mark if the registrant has elected not to use the extended transition period for complying with any new or revised financial accounting standards provided pursuant to Section 13(a) of the Exchange Act. ☐

Item 5.02.	Departure of Directors or Certain Officers; Election of Directors; Appointment of Certain Officers; Compensatory Arrangements of Certain Officers.

Effective July 29, 2020, Gunjan Bhow was appointed to the board of directors (the “Board”) of WideOpenWest, Inc. (the “Company”), as a class III director, who will serve until the 2023 annual meeting of stockholders.

Gunjan Bhow has worked in Silicon Valley for 25 years in consumer digital products, including software, applications, services, and devices. From 2018 to present, he has served as the Global Chief Digital Officer for Walgreens Boots Alliance (WBA), where he is responsible for e-commerce, data science, store technology, healthcare, retail, and pharmacy growth. Prior to WBA, he worked for The Walt Disney Company from 2014 to 2018 as Senior Vice President and General Manager of Direct-to-consumer, E-commerce, and Digital, where he led the strategy, development and operations for Disney+, Disney Movies Anywhere, and Disney Movie Club, among other consumer offerings. Prior to Disney, Mr. Bhow worked with Amazon from 2012 to 2014 as a Head of Product Management, Digital, where he led from concept-to-release the Amazon Fire TV Stick, Fire TV, and various innovative products including Prime Video and Echo. Mr. Bhow has an M.B.A. from Harvard University Graduate School of Business, where he authored a best-selling case study on economics of internet-based initial public offerings, and he received a B.S. in Electrical Engineering and Computer Science with honors from the University of California at Berkeley, where he focused on cognitive psychology and interactive media.

There was no understanding or arrangement between Mr. Bhow and any other person pursuant to which Mr. Bhow was elected as a director and he is not party to any transaction, or series of transactions, required to be disclosed pursuant to Item 404(a) of Regulation S-K. Mr. Bhow will be entitled to receive for his services the compensation applicable to all of the Company’s non-employee directors, consisting of annual retainer fees and long-term equity awards.

A copy of the Company’s news release dated August 3, 2020 announcing the appointment of Mr. Bhow is furnished as Exhibit 99.1 to this Current Report on Form 8-K and is incorporated into this report by reference. The information in the attached exhibit shall not be deemed filed for purposes of Section 18 of the Securities Act of 1934, as amended, nor incorporated by reference in any filing under the Securities Act of 1933, as amended, except as shall be expressly stated by specific reference in such filing.

Item 9.01. Financial Statements and Exhibits.

(d) Exhibits.

EXHIBIT NO.	DESCRIPTION OF EXHIBIT

99.1	Press Release Dated August 3, 2020
104	Cover Page Interactive Data File (formatted in Inline XBRL and contained in Exhibit 101)

SIGNATURES

Pursuant to the requirements of the Securities Exchange Act of 1934, the registrant has duly caused this report to be signed on its behalf by the undersigned hereunto duly authorized.

WIDEOPENWEST, INC.

Date: August 3, 2020	By:	/s/ D. Craig Martin
D. Craig Martin
Secretary and General Counsel